DESCRIPTION OF CAPITAL STOCK OF SPORTSMAN’S WAREHOUSE HOLDINGS, INC.

References to “we,” “us” and “our” in this section refer to Sportsman’s Warehouse Holdings, Inc.

The following description of our capital stock and provisions of our amended and restated certificate of incorporation (our “certificate of incorporation”) and our third amended and restated bylaws (our “bylaws”) is a summary only and does not purport to be complete. For more detailed information, please see our certificate of incorporation and bylaws, which are filed as exhibits to reports we file with the Securities and Exchange Commission (“SEC”), and the Delaware General Corporation Law.

Authorized Capitalization

Our authorized capital stock consists of 100,000,000 shares of common stock, par value of $0.01 per share, and 20,000,000 shares of preferred stock, par value $0.01 per share. As of August 30, 2023, there were 37,385,485 shares of common stock outstanding and no shares of preferred stock outstanding.

Common Stock

Voting Rights

General. Each holder of our common stock is entitled to one vote for each outstanding share of common stock held by such holder on all matters submitted to a vote of stockholders, including the election or removal of directors. All matters to be voted on by stockholders, other than the election of directors which is discussed below, must be approved by a majority in voting power of our outstanding shares of capital stock present in person, by remote communication, if applicable, or represented by proxy at the meeting of stockholders and entitled to vote on such question, voting as a single class, subject to any voting rights granted to holders of any preferred stock.

Election of Directors. There are no cumulative voting rights for the election of directors. Instead, our bylaws require that, in uncontested elections, each director is elected by a majority of the votes cast with respect to that director’s election. This means that the number of shares voted “for” a director must exceed the number of shares affirmatively voted “against” such director in order for that director to be elected (with “abstentions” and “broker non-votes” not counted as a vote cast either “for” or “against” that director’s election). If an incumbent director fails to receive a majority of the votes cast in an uncontested election, such incumbent director shall promptly tender his or her resignation to our secretary for consideration by the nominating and governance committee (or other committee designated by our board of directors). The nominating and governance committee will then promptly consider any such tendered resignation and will make a recommendation to our board of directors as to whether such tendered resignation should be accepted, rejected, or whether other action should be taken. Our board of directors, within 90 days after the date on which certification of the stockholder vote on the election of directors is made, will publicly disclose its decision and rationale regarding whether to accept, reject or take other action with respect to the tendered resignation in a press release and will also file the appropriate disclosure with the SEC. The nominating and governance committee and our board of directors may consider any factors and other information they deem relevant in deciding whether to accept, reject or take other action with respect to any such tendered resignation. A plurality voting standard will apply in the event of a Contested Election (as defined in our bylaws).

Dividends

Subject to the rights of holders of any then-outstanding shares of our preferred stock, holders of our common stock are entitled to receive ratably any dividends that may be declared by our board of directors out of funds legally available therefor.

Liquidation

In the event of our liquidation, dissolution or winding up, either voluntary or involuntary, holders of our common stock would be entitled to share ratably in all assets available for distribution to stockholders after the payment of or provision for all of our debts and other liabilities and the satisfaction of any liquidation preference granted to the holders of any then-outstanding shares of preferred stock.

Other Rights

Holders of our common stock do not have preemptive rights to purchase shares of our capital stock. The shares of our common stock are not subject to any redemption provisions and are not convertible into any other shares of our capital stock. The rights, preferences and privileges of holders of our common stock will be subject to those of the holders of any shares of our preferred stock we may issue in the future.

Blank Check Preferred Stock

Under the terms of our certificate of incorporation, our board of directors has the authority, without further action by our stockholders, to issue up to 20,000,000 shares of preferred stock in one or more series and to fix the rights, preferences, privileges and restrictions thereof, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences.

The purpose of authorizing our board of directors to issue preferred stock and determine its rights and preferences is to eliminate delays associated with a stockholder vote on specific issuances. The issuance of preferred stock, while providing flexibility in connection with possible acquisitions, future financings and other corporate purposes, could make it more difficult for a third party to acquire, or could adversely affect the rights of our common stockholders by restricting dividends on the common stock, diluting the voting power of the common stock, impairing the liquidation rights of the common stock or delaying or preventing a change in control without further action by the stockholders. As a result of these or other factors, the issuance of preferred stock could have an adverse impact on the market price of our common stock.

As of August 30, 2023, no shares of preferred stock were issued and outstanding. All shares of preferred stock will, when issued, be fully paid and non-assessable and, unless otherwise stated in connection with any offering of a series of preferred stock, will not have any preemptive or similar rights. If we offer any class or series of preferred stock, we will set forth the specific terms of any such class of series, including the price at which the preferred stock may be purchased, the number of shares of preferred stock offered, and the terms, if any, on which the preferred stock may be convertible into common stock or exchangeable for other securities.

Anti-Takeover Effects of Certain Provisions of Delaware Law, the Certificate of Incorporation and the Bylaws

Set forth below is a summary of the relevant provisions of our certificate of incorporation and bylaws and certain applicable sections of the Delaware General Corporation Law. For additional information we refer you to the provisions of our certificate of incorporation, our bylaws and such sections of the Delaware General Corporation Law.

Our certificate of incorporation and bylaws contain provisions that are intended to enhance the likelihood of continuity and stability in the composition of our board of directors and that could make it more difficult to acquire control of our company by means of a tender offer, open market purchases, a proxy contest or otherwise. We expect that these provisions, which are summarized below, will discourage coercive takeover practices or inadequate takeover bids. These provisions are also designed to encourage persons seeking to acquire control of us to first negotiate with our board of directors, which we believe may result in an improvement of the terms of any such acquisition in favor of our stockholders. However, they also give our board of directors the power to discourage acquisitions that some stockholders may favor. A description of these provisions is set forth below.

Classified Board (to be phased out by our 2026 annual meeting)

Prior to June 7, 2023, our certificate of incorporation provided that our board of directors, other than those directors elected by the holders of any series of preferred stock, would be divided into three classes. On June 7, 2023, we filed an amendment to our certificate of incorporation to declassify our board of directors over a three-year period commencing with our 2024 annual meeting of stockholders. Pursuant to that amendment, directors (other than those directors elected by the holders of any series of preferred stock) will be elected as follows: (i) directors elected at the 2024 annual meeting of stockholders to succeed those whose term expires at that meeting shall hold office for a term expiring at the annual meeting of stockholders to be held in 2025; (ii) directors elected at the 2025 annual meeting of stockholders to succeed those whose term expires at such meeting shall hold office for a term expiring at the annual meeting of stockholders to be held in 2026; and (iii) beginning with the 2026 annual meeting of stockholders, all directors elected at an annual meeting of stockholders to succeed those whose term expires at such meeting shall hold office for a term expiring at the next annual meeting of stockholders.

Removal of Directors Only for Cause

Our certificate of incorporation and bylaws provide that prior to the 2026 annual meeting of stockholders, except for any director elected by the holders of any series of preferred stock, directors can be removed only for cause by the affirmative vote of at least two-thirds of the total voting power of the outstanding shares of capital stock entitled to vote in the election of directors, voting together as a single class. After the 2026 annual meeting of stockholders, except for any director elected by the holders of any series of preferred stock, directors may be removed with or without cause by the affirmative vote of at least two-thirds of the total voting power of the outstanding shares of capital stock entitled to vote in the election of directors, voting together as a single class.

Special Meetings of Stockholders

Our bylaws provide that special meetings of our stockholders may be called only by the board of directors. Stockholders are not permitted to call a special meeting or require our board of directors to call a special meeting.

Supermajority Vote to Amend Certificate of Incorporation and Bylaws

Our certificate of incorporation provides that the approval of at least two-thirds of the outstanding shares of our common stock is required to amend certain provisions of our certificate of incorporation. Our certificate of incorporation and bylaws provide that the approval of holders of at least two-thirds of the outstanding shares of our common stock is required to amend our bylaws. Our bylaws may also be amended by a majority of our board of directors.

No Written Consent of Stockholders

Our certificate of incorporation and bylaws provide that all stockholder actions, other than those actions required or permitted to be taken by holders of any then-outstanding series of preferred stock, are required to be taken by a vote of the stockholders at an annual or special meeting, and that stockholders may not take any action by written consent in lieu of a meeting.

Advance Notice Procedure

Our bylaws provide that only those matters set forth in the notice of the special meeting may be considered or acted upon at a special meeting of stockholders. Our bylaws also limit the business that may be conducted at an annual meeting of stockholders to those matters properly brought before the meeting.

Our bylaws establish an advance notice procedure for stockholders to make nominations of candidates for election as directors or to bring other business before an annual or special meeting of the stockholders. This notice procedure provides that only persons who are nominated by, or at the direction of, our board of directors or any duly authorized committee of the board of directors, or by a stockholder who is entitled to vote at the meeting and who has given timely written notice to us prior to the meeting at which directors are to be elected, will be eligible for election as directors. Further, our bylaws provide that the number of nominees a stockholder may nominate for election at an annual or special meeting of stockholders pursuant to the advance notice procedure shall not exceed the number of directors to be elected at such meeting. The procedure also requires that, in order to raise matters at an annual or special meeting, those matters must be raised before the meeting pursuant to the notice of meeting the company delivers or by, or at the direction of, our board of directors or any duly authorized committee of the board of directors, or by a stockholder who is entitled to vote at the meeting and who has given timely written notice to us of his, her or its intention to raise those matters at the annual or special meeting. If the officer presiding at a meeting determines that a person was not nominated, or other business was not brought before the meeting, in accordance with the notice procedure, that person is not be eligible for election as a director, or that business will not be conducted at the meeting, as applicable.

Blank Check Preferred Stock

As discussed above, the issuance of preferred stock, while providing flexibility in connection with possible acquisitions, future financings and other corporate purposes, could make it more difficult for a third party to acquire, or could adversely affect the rights of our common stockholders by restricting dividends on the common stock, diluting the voting power of the common stock, impairing the liquidation rights of the common stock or delaying or preventing a change in control without further action by the stockholders.

Authorized but Unissued Shares

Under Delaware law, our authorized but unissued shares of common stock are available for future issuance without stockholder approval. We may use these additional shares for a variety of corporate purposes, including future public offerings to raise additional capital, corporate acquisitions and employee benefit plans. The existence of authorized but unissued shares of common stock could render more difficult or discourage an attempt to obtain control of us by means of a proxy contest, tender offer, merger or otherwise.

Section 203 of the Delaware General Corporation Law

We are subject to the provisions of Section 203 of the Delaware General Corporation Law regulating corporate takeovers. In general, Section 203, subject to certain exceptions, prohibits a publicly-held Delaware corporation from engaging in a “business combination” with an “interested stockholder” for a three-year period following the time that this stockholder becomes an interested stockholder, unless the business combination is approved in a prescribed manner. A “business combination” includes, among other things, a merger, asset or stock sale or other transaction resulting in a financial benefit to the interested stockholder. An “interested stockholder” is a person who, together with affiliates and associates, owns, or did own within three years prior to the determination of interested stockholder status, 15% or more of the corporation’s voting stock. Under Section 203, a business combination between a corporation and an interested stockholder is prohibited unless it satisfies one of the following conditions:

•
before the stockholder became interested, the board of directors approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder;

•
upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding, shares owned by persons who are directors and also officers, and employee stock plans, in some instances; or

•
at or after the time the stockholder became interested, the business combination was approved by the board of directors of the corporation and authorized at an annual or special meeting of the stockholders by the affirmative vote of at least two-thirds of the outstanding voting stock that is not owned by the interested stockholder.

Choice of Forum

Our certificate of incorporation provides that, unless we consent in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware will be, to the fullest extent permitted by law, the exclusive forum for (a) any derivative action or proceeding brought on our behalf, (b) any action asserting a breach of fiduciary duty owed by any of our directors, officers, employees or agents to us or our stockholders, (c) any action asserting a claim against us arising pursuant to the Delaware General Corporation Law or (d) or any action asserting a claim against us that is governed by the internal affairs doctrine. This exclusive forum provision is intended to apply to claims arising under Delaware state law and would not apply to claims brought pursuant to the Securities Exchange Act of 1934, as amended or the Securities Act of 1933, as amended (the “Securities Act”), or any other claim for which the federal courts have exclusive jurisdiction. The exclusive forum provision in our certificate of incorporation will not relieve us of our duties to comply with the federal securities laws and the rules and regulations thereunder, and our stockholders will not be deemed to have waived our compliance with these laws, rules and regulations.

Our bylaws provide that, unless we consent in writing to the selection of an alternative forum, to the fullest extent permitted by applicable law, the federal district courts of the United States of America will be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act.

These exclusive forum provisions may limit a stockholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with us or our directors, officers or other employees and agents, which may discourage such lawsuits against us and our directors, officers, employees and agents.

Limitation on Liability of Directors and Officers

Our certificate of incorporation limits the liability of directors to the fullest extent permitted by Delaware law. The effect of these provisions is to eliminate the rights of us and our stockholders, through stockholders’ derivative suits on behalf of us, to recover monetary damages from a director for breach of fiduciary duty as a director, including breaches resulting from grossly negligent behavior. However, exculpation does not apply to any director if the director has acted in bad faith, knowingly or intentionally violated the law, authorized illegal dividends or redemptions or derived an improper benefit from his or her actions as a director.

In addition, our certificate of incorporation allows and our bylaws require that we indemnify our directors and officers to the fullest extent permitted by Delaware law. We also expect to continue to maintain directors’ and officers’ liability insurance. We believe that these indemnification provisions and insurance are useful to attract and retain qualified directors and executive officers.

The limitation of liability and indemnification provisions in our certificate of incorporation and bylaws may discourage stockholders from bringing a lawsuit against directors for breach of their fiduciary duty. These provisions may also have the effect of reducing the likelihood of derivative litigation against directors and officers, even though such an action, if successful, might otherwise benefit us and our stockholders.

In addition to the indemnification in our certificate of incorporation and bylaws, we have entered into indemnification agreements with each of our current directors and officers. These agreements provide for the indemnification of our directors and officers for all reasonable expenses and liabilities incurred in connection with any action or proceeding brought against them by reason of the fact that they are or were our agents. We believe that these certificate of incorporation and bylaw provisions and indemnification agreements, as well as our maintaining directors’ and officers’ liability insurance, help to attract and retain qualified persons as directors and officers.

Transfer Agent and Registrar

The transfer agent and registrar for our common stock is Equiniti Group PLC.

Exchange Listing

Our common stock is listed on the Nasdaq Global Select Market under the symbol “SPWH.”